Exhibit 10.1

                          INVESTOR RELATIONS AGREEMENT

THIS AGREEMENT dated for reference the 1st Day of May, 2005.

BETWEEN:

            Execute Sports, Inc., a company incorporated under the laws of the State of Nevada, having an office address at 1284 Puerta Del Sol, Suite 150 San Clemente, CA 92673

            (hereinafter referred to as the "Company")

                                                               OF THE FIRST PART

AND:

            Sundar Communications Group Inc., a company incorporated under the laws of the Province of British Columbia, having an office address of Suite 900 - 555 Burrard Street, Vancouver, British Columbia, Canada V7X 1M8;

            (hereinafter referred to as "Sundar.")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company is currently private, but intends to become publicly traded through an initial SB-2 registration statement under the Securities Exchange Act of 1934 where the common shares of the Company are to be listed and posted for trading on the NASDAQ Over-the-Counter Bulletin Board ("NASDAQ OTCBB" or "OTCBB") under the trading symbol ______; and

B. Sundar is engaged in the business if providing marketing, promotional and investor relations services to listed companies and has agreed to provide such services to the Company on the terms and conditions set forth herein.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the mutual covenants and agreements herein set forth, the parties covenant and agree as follows:

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1.    Interpretation

This Agreement and all matters arising hereunder will be governed by, construed and enforced in accordance with the laws of the Courts of the province of British Columbia and all disputes arising under this Agreement will be referred to the Courts of the province of British Columbia.

2.    Engagement

The Company hereby engages Sundar to provide investor relations and marketing services for the Company including, but not limited, to the following:

      a) contacting persons registered to trade in securities pursuant to the provisions of the Securities Act or of the securities legislation of the jurisdiction where such persons reside and informing them of the particulars of the development of the Company's projects and business, and the potential of the Company's shares as an investment;

      b) utilizing a minimum of one full-time and three part-time Sundar employees, officers or contractors;

      c) acting in a liaison capacity between the directors and senior officers of the Company, the persons referred to in Section 2(a) and the shareholders of the Company;

      d) circulating to the persons referred to in Section 2(a) such of the quarterly reports and other material financial or information documentation as may be reasonably requested by such persons; and

      e) such other services as may be agreed upon by the Company's Board of Directors, and Sundar, including assistance in arranging desired equity financing from time to time.

3.    Term

      a) Subject to prior termination in accordance with Section 10, this Agreement will be effective May 1, 2005, and will remain in full force and effect for a seventeen (17) month period up to and including the close of business on September 30, 2006; and

      b) If the Company wishes to engage Sundar after the term of this Agreement has expired, all work performed will be completed on a month to month basis at a fee determined by both parties.

4.    Remuneration

In consideration of Sundar having rendered services to the Company, the Company will:

      a) pay to Sundar a fee in the amount of Seven Hundred Thousand (700,000) Shares of the Company's Common Stock with piggy-back registration rights, in lieu of One Hundred and Seventy Five Thousand United States Dollars (U.S.$175,000) upon execution of this Agreement.

5.    Expenses

      a) Provided that Sundar will have obtained the prior consent of the Company to incur expenses and disbursements in connection with the performance of Sundar's duties hereunder, the Company will reimburse Sundar for all expenses and disbursements, including all reasonable travel expenses incurred by Sundar in connection with the performance of Sundar's duties hereunder within seven (7) days after receipt of invoices or such other documentation as the Company's Board of Directors may reasonably require. The Company shall not be obligated to reimburse Sundar for any expenses claimed by them which are not evidenced by receipt or other documentary evidence satisfactory to the Company. Notwithstanding the aforementioned, Sundar will be responsible for all telephone charges incurred in connection with the services provided for the Company, however, Sundar is not responsible for the mailing costs incurred in connection with the services provided for the Company; and

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      b)    Notwithstanding any other provision of this Agreement, Sundar shall not make any single expenditure, or any series of expenditures in connection with any single matter or any number of connected matters, exceeding Five Hundred United States Dollars (U.S.$500) without the prior consent of the Company.

6.    Representation and Warranties of the Company

The Company hereby represents and warrants to Sundar that:

      a) the Company is a duly incorporated company and is in good standing with respect to the filing of annual returns;

      b) the common shares in the capital of the Company are to be listed and posted for trading on the OTCBB within three months of the execution of this Agreement;

      c) the Company is not in default with any of the terms and conditions of the listing agreement made between the Company and OTCBB and, to the best of the Company's knowledge, information and belief, the Company has complied with all of the rules and policies required to be listed on the OTCBB;

      d) the Company intends to be an "exchange issuer" under the Securities Exchange Act of 1934;

      e) to the best of the Company's knowledge, information and belief, the Company has complied with the continuous disclosure requirements as set out in the Securities Act; and

      f) the execution and delivery of this Agreement has been duly authorized by all required corporate action on behalf of the Company;

7.    Representations and Warranties - Sundar

Sundar hereby represents and warrants to the Company that:

      a) Sundar is duly incorporated pursuant to the provisions of the Company Act, and is neither a "reporting company" under the Company Act nor a "reporting issuer" under the Securities Act;

      b) the execution and delivery of this Agreement has been duly authorized by all required corporate action on behalf of Sundar; and

      c) Sundar is not registered in accordance with the Securities Act and the Securities Regulation to trade in securities nor to act as an advisor to such actions.

8.    Covenants of the Company

The Company hereby covenants and agrees with Sundar that:

      a) during the term of this Agreement, the Company will promptly advise Sundar of:

            i.    any material change in the business or affairs of the Company;

            ii. any cease trade order or trading halt made or imposed upon the Company, any of the directors, senior officers or insiders of the Company by any commission, exchange, governmental or self-regulatory body having jurisdiction over the Company and its affairs.

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      b)    the Company will deliver to Sundar copies of all annual financial statements, quarterly reports, news releases, material change reports and other documentation required to be filed by the Company with the North American Securities Dealers or the United States Securities and Exchange Commission or any other such regulatory body having jurisdiction over the Company's affairs within ten (10) business days of the date such documents are to be filed by the Company; and

      c) the Company will advise its directors, senior officers and senior employees not to disclose to Sundar any confidential information pertaining to the Company's business and affairs until the Company has complied with any applicable continuous disclosure requirements in force.

9.    Covenants of Sundar

Sundar covenants and agrees with the Company that:

      a) in performing their duties hereunder, they will comply with all applicable securities legislation and regulations;

      b) no use may be made of confidential information relating to the Company's business and affairs until the Company has complied with the continuous disclosure requirements applicable to them;

      c) Sundar will not disclose the private affairs of the Company or any secrets of the Company to any persons other than the board of directors of the Company or as may be required by the laws of the United States or any states therein;

      d) Sundar will act in the best interests of the Company and will not make any misrepresentations whatsoever with respect to the Company's business and affairs; and

      e) Sundar will provide any documentation that it intends to forward to potential or existing shareholders to the Company for its review and approval prior to distribution.

10.   Termination of Agreement

This Agreement will terminate on the earlier of September 30, 2006 or upon a date which is thirty (30) days after either the Company or Sundar give written notice to the other party provided.

11.   Return of Materials

Upon the expiration of the term of this Agreement, Sundar will return to the Company all materials in their possession which have been delivered to them by the Company.

12.   Time of Essence

Time is hereby expressly made of the essence of this Agreement with respect to the performance by the parties of their respective obligations under this Agreement.

13.   Ensurement

This Agreement will ensure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

14.   Entire Agreement

This Agreement constitutes the entire agreement between the parties and supersedes all previous expectations, understandings, communications, representations and agreements, whether verbal or written between the parties with respect to the subject matter hereof.

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15.   Further Assurances

Each of the parties hereto hereby covenants and agrees to execute such further and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

16.   Notices

All notices, requests, demands and other communications hereunder will be in writing and will be deemed to have been duly given if delivered by hand or mailed, postage prepaid, addressed to the parties at their addresses first set forth above or to such other address as may be given in writing by the Company or the Consultant and will be deemed to have been received, if delivered, on the date of delivery and if mailed as aforesaid within Canada, then on the fifth business day following the posting thereof provided that if there will be, between the time of mailing, and the actual receipt of the notice a mail strike, slowdown or other labour dispute which might affect the delivery of the notice by the mails, then the notice will be effective if actually delivered.

17.   Severability of Clauses

In the event that any provisions of this Agreement or any part thereof is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

18.   Assignment

This Agreement will not be assignable by either of the parties hereto.

19.   Execution in Counterpart

This Agreement may be executed in counterpart, each of which such counterpart, notwithstanding the date or dates upon which this Agreement is executed and delivered by any of the parties, shall be deemed to be an original and all of which constitute one and the same agreement, effective as of the reference date given above.

IN WITNESS WHEREOF, the parties hereto have hereunder executed this Agreement as of the day and year first above written.

Execute Sports Inc.


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Per: Authorized Signatory

Sundar  Communications Group Inc.


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Per: Authorized Signatory